SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):  June 15, 2001

                                 CathayOne, Inc.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                                    000-29865
                                    ---------
                            (Commission File Number)

                                   13-4140336
                                   ----------
                      (I.R.S. Employer Identification No.)

             2100 Pinto Lane - Las Vegas, Nevada               89106
             -----------------------------------               -----
        (Address of Principal Executive Offices)               (Zip Code)

                                 (702) 378-6864
                                 --------------
              (Registrant's Telephone Number, Including Area Code)




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This  current  report  on  Form  8-K  is  filed  by  CathayOne, Inc., a Delaware corporation (the "Registrant"), in connection with the matters described herein.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

On June 15, 2001, The registrant filed a voluntarily Chapter 11 petition in the United States Bankruptcy Court for the Southern District of New York, Case No. 01-41726(cb). The registrant is continuing as a debtor in possession with its prior management, except as noted in Item 6, pursuant to Section 1107 of Title 11 of the United States Code. The Company intends to file a plan of reorganization as provided by Chapter 11 of the United States Bankruptcy Code as soon as practicable.

CathayOne does not intend to continue its existing business. The Company views the maximization of value to be as a "corporate shell." The Company therefore intends to proceed as expeditiously as possible to resolve outstanding liabilities and obtain a funding source or investor so that it can emerge from bankruptcy as a clean corporate shell, and therefore maximize value for its constituents.

ITEM  6.  RESIGNATION  OF  REGISTRANT'S  DIRECTORS

Phillip Lee Flaherty announced his resignation as Chairman, Treasurer and Director of Cathayone, Inc., as well as his position as Chief Executive Officer of its subsidiary, Cathay Entertainment Ltd.

The Board extends to Mr. Flaherty every best wish and good fortune in any of his future efforts and endeavors.

Mr. Flaherty did not note any disagreements with management at the time of his resignation.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CATHAYONE,  INC.
                                              (Registrant)


                                       /S/ David Cooperberg
                                  By:  David  Cooperberg,  President

                                       /S/ Peter Lau
                                  By:  Peter  Lau,  CEO

                                  EXHIBIT INDEX


Exhibit
Number     Description
------     -----------

99.1       Press  Release
99.2       Phillip  Flaherty  Resignation  Letter